PIVOTAL CORPORATION NOTICE OF ANNUAL GENERAL MEETING and MANAGEMENT INFORMATION CIRCULAR AND FORM OF PROXY for the Annual General Meeting to be held on Tuesday, November 26, 2002

[COMPANY LOGO]

October 22, 2002

              Dear Shareholder:

             It is my pleasure to invite you to attend the Company’s 2002 Annual General Meeting of shareholders. The Annual General Meeting will be held on Tuesday, November 26, 2002 at 2:30 p.m., Vancouver time, at The Fairmont Waterfront Hotel, 900 Canada Place Way, Vancouver, British Columbia.

             If you are unable to attend the Annual General Meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

             The Notice of Annual General Meeting, Management Information Circular and Form of Proxy for the Annual General Meeting, and a reply card for use by shareholders who wish to receive the Company’s interim financial statements, are all enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

(signed) BO MANNING President and Chief Executive Officer

Pivotal Corporation www.pivotal.com	CHICAGO DALLAS NEW YORK SAN FRANCISCO SEATTLE	WASHINGTON, DC TORONTO UNITED KINGDOM FRANCE IRELAND	VANCOUVER Suite 700 - 858 Beatty Street Vancouver, BC Canada V6B 1C1 Phone: 604/699-8000 Fax: 604/699-8001

PIVOTAL CORPORATION
Suite 700 – 858 Beatty Street
Vancouver, British Columbia V6B 1C1

NOTICE OF ANNUAL GENERAL MEETING

Pivotal Corporation (the “Company”) will hold its Annual General Meeting (the “Annual General Meeting”) of shareholders at The Fairmont Hotel, 900 Canada Place Way, Vancouver, British Columbia, on Tuesday, November 26, 2002 at 2:30 p.m. (Vancouver time) for the following purposes:

(a)	to receive the annual report to shareholders of the directors of the Company;

(b)	to receive and consider the financial statements of the Company for the financial period ended June 30, 2002 and the report of the auditors thereon;

(c)	to elect directors of the Company for the ensuing year;

(d)	to appoint Deloitte & Touche LLP, Chartered Accountants, as auditor of the Company for the ensuing year and to authorize the directors to fix the auditor’s remuneration; and

(e)	to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

Accompanying this Notice of Annual General Meeting are: (1) a Management Information Circular and Form of Proxy; (2) the Annual Report for the Company for the year ended June 30, 2002; (3) the audited consolidated financial statements of the Company for the year ended June 30, 2002, which have been prepared in accordance with Canadian generally accepted accounting principles; (4) a form of proxy for use at the Annual General Meeting; and (5) a reply card for use by shareholders who wish to receive the Company’s interim financial statements.

If you are a registered shareholder of the Company and are unable to attend the Annual General Meeting in person, please date and execute the accompanying form of proxy, and deposit it with CIBC Mellon Trust Company at Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, Attention: Ms. Leslie MacFarlane before 2:30 p.m. (Vancouver time) on Friday, November 22, 2001, or not less than 48 hours (excluding Saturdays and holidays) before any adjournment of the Annual General Meeting.

If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary. If you fail to follow these instructions, your shares may not be eligible to be voted at the Annual General Meeting.

This Notice of Annual General Meeting, the Management Information Circular and Form of Proxy, the Annual Report, the financial statements, the form of proxy for the Annual General Meeting and, the reply card are first being sent to shareholders of the Company on or about October 24, 2002.

DATED at Vancouver, British Columbia this 22nd day of October 2002.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) ANDRE J. BEAULIEU General Counsel, Assistant Secretary

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TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF ANNUAL GENERAL MEETING	i

MANAGEMENT INFORMATION CIRCULAR AND FORM OF PROXY	3
Solicitation of Proxies	3
Appointment and Revocation of Proxies	3
Exercise of Discretion	3
Abstention from Voting	4
Securities Entitled to Vote	4
Principal Shareholders	4
Currency	4

PARTICULARS OF MATTERS TO BE ACTED UPON	4
Election of Directors	4
Appointment of Auditor	9

CORPORATE GOVERNANCE	9
Mandate of the Board of Directors	9
Composition of the Board of Directors	10
Description of Decisions Requiring Prior Approval of the Board of Directors	10
Expectations of Management	10
Shareholder Communication	10
Recruitment of New Directors and Assessment of the Board of Directors' Performance	11
Committees of the Board of Directors	11
Audit Committee	11
Compensation Committee	11
Options Committee	11
Nominating Committee	12
Corporate Governance Committee	12

EXECUTIVE COMPENSATION	12
Summary Compensation Table	12
Stock Options	13
Remuneration of Directors	16
Report on Executive Compensation	16
Performance Graph	17

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND
SENIOR OFFICERS	17

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS	18

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	18

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

OTHER BUSINESS	18

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PIVOTAL CORPORATION

MANAGEMENT INFORMATION CIRCULAR AND FORM OF PROXY

This Management Information Circular and Form of Proxy (“Information Circular”) is furnished in connection with the solicitation of proxies by the management of Pivotal Corporation (“Pivotal” or the “Company”) to be voted at the Annual General Meeting of the shareholders of the Company to be held on Tuesday, November 26, 2002 (the “Annual General Meeting”) at the time and place and for the purposes set forth in the accompanying Notice of Annual General Meeting.

It is anticipated that this Information Circular and the accompanying Notice of Annual General Meeting and form of proxy will be first mailed to the shareholders of the Company on or about October 25, 2001. Unless otherwise stated, the information contained in this Information Circular is given as at October 1, 2002.

Pursuant to section 111 of the Company Act (British Columbia), advance notice of the Annual General Meeting was published in The Vancouver Sun on October 1, 2002.

Solicitation of Proxies

While it is expected that the solicitation for proxies will be conducted primarily by mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of solicitation will be borne by the Company.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy are the President and Chief Executive Officer, and the General Counsel and Assistant Secretary of the Company. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder’s behalf at the Annual General Meeting other than either of the persons designated in the accompanying form of proxy, and may do so either by inserting the name of that other person in the blank space provided in the accompanying form of proxy or by completing and delivering another suitable form of proxy.

A proxy may not be valid unless the completed, signed and dated form of proxy is delivered to CIBC Mellon Trust Company, Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Annual General Meeting or any adjournment thereof at which the proxy is to be used.

A shareholder who has given a proxy may revoke it by an instrument in writing duly executed and delivered either to CIBC Mellon Trust Company or to the registered office of the Company at any time up to and including the last business day that precedes the day of the Annual General Meeting, or any adjournment thereof, at which the proxy is to be used, or to the Chairman of the Annual General Meeting on the day of the Annual General Meeting or any adjournment thereof. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Exercise of Discretion

On a poll, the nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. The proxy will confer discretionary authority on the nominees named therein with respect to:

(a)	each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors;

(b)	any amendment to or variation of any matter identified therein; and

(c)	any other matter that properly comes before the Annual General Meeting.

In respect of a matter described in this Information Circular for which a choice is not specified in the proxy, the nominees named in the accompanying form will vote shares represented by the proxy for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Annual General Meeting, but if any amendment, variation or other matter properly comes before the Annual General Meeting each nominee intends to vote thereon in accordance with the nominee’s best judgement.

Abstention from Voting

Shareholders may abstain from voting in respect of certain matters described in this Information Circular by completing, if applicable, the box marked “Withhold” on the accompanying form of proxy, or by attending the Annual General Meeting in person, and abstaining from voting for or against a particular matter.

Securities Entitled to Vote

As of September 18, 2002, the Company had outstanding 24,582,275fully paid and non-assessable Common Shares without par value, each carrying the right to one vote.

Only shareholders of record at the close of business on October 22, 2002 who either attend the Annual General Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their shares voted at the Annual General Meeting.

Principal Shareholders

To the knowledge of the directors and senior officers of the Company, as at September 18, 2002, no one beneficially owned directly or indirectly, or exercised control or direction over, voting securities carrying 10% or more of the voting rights of the Company.

Currency

All references to monetary amounts are in Canadian dollars unless otherwise indicated.

PARTICULARS OF MATTERS TO BE ACTED UPON

Election of Directors

The directors of the Company are elected at each Annual General Meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following seven persons for election as a director of the Company. All the proposed nominees are presently directors of the Company.

The seven nominees who receive the most votes in favour of their respective appointments will be elected to the Board of Directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. In the absence of instructions to the contrary, if the enclosed form of proxy is signed and returned in accordance with the instructions above, it will be voted for the nominees set out below.

Information concerning the seven nominees, as furnished by them individually, is set forth below.

Nominee's Name and Address	Resume

KENT ROGER (BO) MANNING (1)(2) Vancouver, British Columbia, Canada	KENT ROGER (BO) MANNING has served as President, Chief Executive Officer and a director since August 2001. Prior to joining Pivotal, Mr. Manning served as co-founder and Chief Executive Officer of Roundarch, a CRM solutions joint venture between Deloitte Consulting, BroadVision, and WPP Group (holding company for Ogilvy & Mather, Young & Rubicam, J. Walter Thompson), from January 2000 to August 2001. Mr. Manning served as Global CRM Practice Leader, for Deloitte Consulting, from 1995 to 1999. Mr. Manning also served as a Consultant to Deloitte Consulting from 1987 to 1995. Prior to that, Mr. Manning served as General Manager of Infopro from 1984 to 1987. Mr. Manning holds a triple Bachelor of Arts degree from the University of Michigan in business, economics and psychology and received his MBA in 1987, from Northwestern University with a double major in marketing and finance.

NORMAN B. FRANCIS(1)(2)(5) West Vancouver, British Columbia, Canada	NORMAN B. FRANCIS co-founded Pivotal in 1990 and has served a director since December 1990 and as President and Chief Executive Officer from December 1990 to August 2001. Mr. Francis' experience prior to co-founding Pivotal includes co-founding Basic Software Group Inc., an accounting software company, in 1979. Mr. Francis served as Basic Software Group's Vice President, Operations until the company was acquired by Computer Associates International, Inc., a software company, in 1985. Mr. Francis served as Vice President, Micro Products Division of Computer Associates International Inc. from 1985 to 1990. Mr. Francis holds a bachelor of science degree in Computer Science from the University of British Columbia, Canada and is a Chartered Accountant.

1 Member of the Options Committee
2 Member of the Nominating Committee

Nominee's Name and Address	Resume

KEITH R. WALES West Vancouver, British Columbia, Canada	KEITH R. WALES co-founded Pivotal in 1990 and has served as a director since December 1990 and as Executive Vice President, Corporate Projects from January 2001 to June 2001. Mr. Wales also served as Chief Technical Officer from July 1999 through December 2000 and as Vice President, Research and Development from December 1990 through July 1999. Mr. Wales' experience prior to co-founding Pivotal includes co-founding Basic Software Group Inc., an accounting software company, in 1979. Mr. Wales served as Basic Software Group's Vice President, Research and Development until the company was acquired by Computer Associates International, Inc. in 1985. Mr. Wales served as Divisional Vice President, Research and Development of Computer Associates International, Inc. from 1985 to 1986. Mr. Wales holds a bachelor of science degree in Mathematics and a master's of science degree in Computer Science from the University of British Columbia, Canada.

JEREMY A. JAECH (3)(4)(5) Seattle, Washington, U.S.A.	JEREMY A. JAECH has served as a director since July 1996. Mr. Jaech currently serves as Managing Member, Poseidon Ventures LLC. Prior to Poseidon Ventures, Mr. Jaech served as Vice President for the Business Tools Division at Microsoft Corporation. Prior to Microsoft, Mr. Jaech co-founded Visio Corporation in September 1990, a supplier of enterprise-wide business diagramming and technical drawing software for Microsoft Windows, which was later sold to Microsoft. Prior to co-founding Visio Corporation, Mr. Jaech co-founded Aldus Corporation in 1984 and served as Vice President, Engineering. Aldus Corporation was purchased by Adobe Systems Incorporation in 1989. Mr. Jaech holds a bachelor's degree in Mathematics and a master's degree in Computer Science from the University of Washington.

3 Member of the Compensation Committee
4 Member of the Audit Committee

Nominee's Name and Address	Resume

HOWARD GWIN(3)(4) Toronto, Ontario, Canada	HOWARD GWIN has served as a director since May 2002. Mr. Gwin is currently an executive management consultant, advising chief executive officers in the technology industry. Prior to being an executive management consultant, Mr. Gwin served as a Consultant at Solect Technology Group, a provider of billing, customer care and service management software from May 2000 to December 2000 and as President and Chief Executive Officer of Solect from February 2000 to April 2000. Prior to Solect, Mr. Gwin served as Executive Vice President, Worldwide Operations at Peoplesoft, Inc. from February 1999 to January 2000, as Senior Vice President, International from January 1998 to January 1999, as Vice President, Europe from May 1996 to December 1997 and as Vice President, Canada from September 1994 to May 1996. Prior to Peoplesoft, Mr. Gwin served as General Manager of Strategic Operations of Xerox Corporation from October 1992 to August 1994. Mr. Gwin holds a Bachelor of Business Administration degree from Simon Fraser University, of Burnaby, British Columbia.

STEVEN M. GORDON(2)(4)(5) Seattle, Washington, U.S.A.	Steven M. Gordon has served as a director since November 2000. Mr. Gordon currently serves as Strategic Advisor to Wavelink Corporation. Prior to Wavelink, Mr. Gordon has served as Vice President of Microsoft Corporation from January 2000 to August 2000, as Senior Vice President and Chief Financial Officer of Visio Corporation from February 1997 to January 2000, as Vice President and Chief Financial Officer of Data I/O Corporation from October 1993 to February 1997, as Vice President, Finance of Data I/O Corporation from May 1992 to October 1993 and as Corporate Controller of Data I/O Corporation from April 1989 to May 1992. Mr. Gordon holds a Bachelor of Arts degree from Washington State University and is a Certified Public Accountant.

Nominee's Name and Address	Resume

CHRISTOPHER LOCHHEAD(2)(4) Seattle, Washington, U.S.A.	CHRISTOPHER LOCHHEAD has served as a director since November 2001. Mr. Lochhead co-founded Lochhead Corporation in January 2002, a management consulting firm and has served as its Chief Executive Officer since January 2002. Prior to Lochhead Corporation, Mr. Lochhead served as a part-time advisor, board member and management consultant from January 2001 to January 2002. Prior to this, Mr. Lochhead served as the Chief Marketing Officer of Scient Corp., an internet consulting firm from April 1998 to December 2000, as Executive Vice President of Vantive Corp., a customer relationship management software firm from June 1996 to April 1998, as President and Chief Executive Officer for Always an Adventure International from December 1993 to June 1996, as Director, Canada of Platinum Software Corp. from September 1991 to December 1993, as Director Sales and Marketing of BMS Corp. from December 1990 to September 1991, as Director Sales of Access Experts from February 1990 to December 1990 and as co-founder and partner of Roger Pierce & Associates from December 1987 to January 1990.

2 Member of the Nominating Committee
3 Member of the Compensation Committee
4 Member of the Audit Committee
5 Member of the Corporate Governance Committee

Robert J. Louis is currently a director of the Company but will not be standing for re-election for the upcoming year.

The following table sets out the number of Common Shares and stock options beneficially owned by each nominee for election to the Board of Directors and the senior officers of the Company, directly or indirectly, or over which each nominee or officer exercised control or direction, as at September 18, 2002.

Name of Beneficial Owner	Number of Shares(1)	Number of Options

KENT ROGER (BO) MANNING			Nil	1,000,000
President, Chief Executive Officer and Director

NORMAN B. FRANCIS			2,042,575(2)	112,850
Director

KEITH R. WALES			953,925(3)	65,000
Executive Vice President, Corporate Projects and
Director

JEREMY A. JAECH			Nil	115,000
Director

HOWARD GWIN			Nil	40,000
Director

STEVEN M. GORDON			Nil	55,000
Director

CHRISTOPHER LOCHHEAD			7,000	40,000
Director
TOTAL:			3,003,500	1,427,850
% of total outstanding:			11.85	25.30%

Notes:
(1)	Information as to the number of Common Shares beneficially owned, directly or indirectly, is based on information furnished by the Registrar and Transfer Agent of the Company and by the nominees or officers.
(2)	The Common Shares owned by Mr. Francis represent 8.45% of the outstanding voting securities of the Company.
(3)	The Common Shares owned by Mr. Wales represent 3.88% of the outstanding voting securities of the Company.

Appointment of Auditor

Unless otherwise instructed, the proxies received pursuant to this solicitation will be voted for the appointment of Deloitte &Touche LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditors of the Company to hold office until the close of the next annual general meeting of the Company or until a successor is appointed. The appointment of Deloitte & Touche LLP as auditor of the Company must be approved by a majority of more than fifty per cent of the votes cast by the holders of Common Shares who vote in person or by proxy at the Annual General Meeting.

It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. Deloitte & Touche LLP has been the auditor of the Company since July, 1998.

CORPORATE GOVERNANCE

Mandate of the Board of Directors

Pursuant to the British Columbia Company Act, the Board of Directors is required to manage or supervise the management of the business and affairs of the Company. The Board of Directors’principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Company and providing ongoing benefit to the shareholders.

The responsibilities of the Board of Directors include the review and critique of management’s strategy and plans on a formal basis at least once each year, and on an ongoing basis as part of the continuing dialogue between management and directors. A fundamental part of the planning and review process includes the identification by management and the directors of areas of risk to the Company and the development of plans to address those risks. The Board of Directors also makes inquiries to satisfy itself that the Company has in place proper management information systems and internal controls.

The directors are kept informed of the Company’s operations at meetings of the Board of Directors and its committees and through reports and analyses by management. There were 16 meetings (in person or by teleconference) of the Board of Directors during the financial year ended June 30, 2002. Only Keith Wales and Jeremy Jaech were each absent from more than one meeting, due to business obligations. The frequency of meetings, as well as the nature of the matters dealt with, will vary from year to year depending on the state of the Company’s business and the opportunities or risks which the Company faces from time to time. Within this framework, it is anticipated that the Board of Directors will meet at least four times during the financial year ending June 30, 2003. In addition, informal communications between management and directors occur outside of regularly scheduled board and committee meetings.

Composition of the Board of Directors

The Board of Directors is currently composed of four related directors and four unrelated directors. As described below, the Audit and Compensation Committees are composed entirely of unrelated directors, while the Corporate Governance Committee is composed of two unrelated directors and one related director. An unrelated director is a director who is independent of management and is free from any interest and any other business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. A related director is a director who is not an unrelated director.

The Board of Directors has determined that of its eight present directors, four are unrelated and four, Kent Roger (Bo) Manning, Norman B. Francis, Keith R. Wales and Christopher Lochhead are related directors as they currently serve as President and Chief Executive Officer, former President and Chief Executive Officer, former Executive Vice President, Corporate Projects of the Company and paid consultant to the Company, respectively.

The Company does not have a significant shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.

Description of Decisions Requiring Prior Approval of the Board of Directors

In addition to matters which by law or by the Articles of the Company must be approved by the Board of Directors, management is required to seek Board of Director approval for major transactions such as strategic alliances, acquisitions and financings.

Expectations of Management

Management is responsible for developing and implementing the strategies and tactics of the Company within the context of authorized budgets and corporate policies and procedures. Management provides information to the Board of Directors in a regular and comprehensive fashion. The Board of Directors uses this information along with other information requested from time to time to assist management by providing advice and guidance to identify issues and opportunities for the Company.

Shareholder Communication

The Company employs a combination of active and passive methods to communicate with its shareholders. Regular communications are conducted with shareholders through press releases and annual and quarterly reports. At the Annual General Meeting, a full opportunity is afforded shareholders to ask questions concerning the Company’s business and, in addition, the Company organizes or makes presentations at many investor conferences each year. The Company’s investor relations department also answers numerous queries and makes information about the Company available on the Company’s Website at www.pivotal.com. The Board of Directors believes that the Company’s communications with shareholders and investors are responsive and effective.

Recruitment of New Directors and Assessment of the Board of Directors’ Performance

The Nominating Committee, a subcommittee of the Board of Directors, is responsible for identifying, evaluating and recommending nominees for the Board of Directors and reviewing incumbent directors for re-election to the Board of Directors.

Committees of the Board of Directors

The Board of Directors has established five standing committees: the Audit Committee, the Compensation Committee, the Options Committee, the Nominating Committee and the Corporate Governance Committee. The Board of Directors has delegated certain responsibilities to each of these Committees and has also instructed each of them to perform certain advisory functions and make recommendations and report to the Board of Directors. Where considered prudent, certain matters falling under the responsibility of these Committees are at times dealt with at a meeting of the entire Board of Directors.

Audit Committee

The Audit Committee meets with the financial officers of the Company and the independent auditors to review and inquire into matters affecting financial reporting, the system of internal accounting and financial controls and procedures and audit procedures and plans. The Committee also makes recommendations to the Board of Directors regarding the appointment of independent auditors. In addition, the Committee reviews and recommends to the Board of Directors for approval the annual financial statements of the Company and certain other documents required by the regulatory authorities. The Committee is also responsible for approving the policies under which the financial officers of the Company may invest funds in excess of those required for current operations. In the financial year ended June 30, 2002, this Committee met four times. This Committee is composed of Steven M. Gordon, Howard Gwin, Jeremy A. Jaech and Robert J. Louis, none of whom are current or former officers of the Company. All members of the Committee are unrelated directors. Robert J. Louis will not be standing for re-election as a director for the coming year and will not be replaced on the Audit Committee.

Compensation Committee

The Compensation Committee is responsible for establishing and monitoring the Company’s long range plans and programs for attracting, training, developing and motivating employees. The Committee reviews recommendations for the appointment of persons to senior executive positions, considers terms of employment, including succession planning and matters of compensation and recommends awards under the Company’s incentive stock option plan and the employee share purchase plan. In the financial year ended June 30, 2002, this Committee met once. The Committee is composed of Jeremy A. Jaech, Howard Gwin and Robert J. Louis, none of whom are current or former officers of the Company. All members of the Committee are unrelated directors. Robert J. Louis will not be standing for re-election as a director for the coming year and will not be replaced.

Options Committee

The Options Committee has been given limited authority to issue grants of less than 10,000 options to employees of Pivotal pursuant to Pivotal’s Incentive Stock Option Plan. The Committee is currently composed of Norman B. Francis and Kent Roger (Bo) Manning, both of whom are related directors. The corporate governance policies of The Toronto Stock Exchange recommend that the committees of the Board of Directors be composed of outside directors, the majority of whom are unrelated directors, although some board committees may include one or more inside directors. The Board has considered this issue, the limited authority granted to this particular Committee and supports the continued membership of Mr. Francis and Mr. Manning on this Committee.

Nominating Committee

The Nominating Committee is responsible for identifying, screening and interviewing candidates for positions on the Board of Directors. The Nominating Committee submits, to the Board of Directors, recommendations for the appointment of directors. The Committee is currently composed of Norman B. Francis and Kent Roger (Bo) Manning, both of whom are related directors, and Steven M. Gordon, an unrelated director.

Corporate Governance Committee

The Corporate Governance Committee is responsible for establishing and maintaining policies and procedures to ensure compliance with regulatory and other legal requirements, as well as for ensuring that such policies and procedures are followed. The Corporate Governance Committee submits, to the Board of Directors, recommendations for the establishment, maintenance and enforcement of such policies and procedures. The Committee is currently composed of Norman B. Francis, a related director, and Jeremy A. Jaech and Steven M. Gordon, both of whom are unrelated directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

During the Company’s financial year ended June 30, 2002, the aggregate cash compensation paid or payable by the Company to its directors and senior officers was $1,618,932 (the average conversion rate for the year ended June 30, 2002 is U.S.$1.00 = Cdn.$1.57).

The table below contains a summary of the compensation paid to the Company’s President and Chief Executive Officer and the Company’s four most highly compensated executive officers (other than the President and Chief Executive Officer) who were serving as executive officers at the end of the Company’s most recently completed financial year (collectively, the “Named Executive Officers”), for each of the Company’s three most recently completed financial years ended June 30, 2002, 2001 and 2000.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION	LONG TERM COMPENSATION

NAME AND PRINCIPAL POSITION	YEAR	SALARY	BONUS	OTHER ANNUAL COMPEN- SATION		ALL OTHER COMPEN- SATION		AWARDS			PAYOUTS

								RESTRICTED STOCK AWARDS		SECURITIES UNDERLYING OPTIONS	LTIP PAYOUTS

Norman B. Francis	2002	--		--		--		--		15,000	--
Former President	2001	US$115,011	*	US$ 12,940	*	--		--		25,000	--
and Chief Executive	2000	US$118,999	*	US$ 53,708	*	--		--		25,000	--
Officer (1)

Kent Roger (Bo)	2002	US$298,145	*	US$118,161	*	--		--		1,000,000	--
Manning
President and
Chief Executive
Officer(2)

John O'Hara	2002	US$202,049	**	US$ 64,944	**	US$17,319	(4)**	US$14,432	**	125,000	--
Executive Vice	2001	US$ 4,219	**	--		--		--		--	--
President, EMEA (3)

Robert Douglas	2002	US$170,236	*	US$ 88,496	*	--		--		300,000	--
Executive Vice
President, North
American Sales
and Operations (5)

Joseph H. Dworak	2002	US$190,737		US$ 78,385		--		--		125,000	--
Senior Vice President,
North American
Services (6)

James R. Warden	2002	US$170,000		US$135,405		--		--		70,000	--
Senior Vice	2001	US$133,750		US$ 54,580		--		--		10,000	--
President, Asia	2000	US$106,250		US$127,713		--		--		10,000	--
Pacific and Latin
America

*	Compensation originally denominated in Canadian dollars has been converted using the average exchange rate during the year being 1.5686, 1.5216 and 1.4706 for the years ended June 30, 2002, 2001 and 2000, respectively.
**	Compensation originally denominated in British pounds has been converted using the average exchange rate during the year being 1.44321.
(1)	Mr. Francis resigned as President and Chief Executive Officer on August 27, 2001. Mr. Francis did not draw a salary in fiscal 2002.
(2)	Mr. Manning was appointed President and Chief Executive Officer on August 27, 2001.
(3)	Mr. O'Hara commenced employment on June 25, 2001.
(4)	Represents Mr. O'Hara's car allowance.
(5)	Mr. Douglas' salary is from October 23, 2001 to June 30, 2002.
(6)	Mr. Dworak's salary is from October 23, 2001 to June 30, 2002.

Stock Options

Pivotal’s Board of Directors and shareholders approved the Company’s Incentive Stock Option Plan (the “Plan”) in July, 1992. Initially, 1,096,800 Common Shares were reserved for issuance under the Plan. This reserve has been increased several times. Initially, the eligible persons under the Plan were Pivotal’s directors, officers and employees and the directors, officers and employees of Pivotal’s subsidiaries. The Plan was subsequently amended to extend eligibility to include Pivotal’s independent contractors and consultants, independent contractors and consultants of Pivotal’s subsidiaries and any partnership, joint venture, or other entity in which Pivotal holds a 50% or greater voting interest, and directors of any such partnership, joint venture, or other entity. The exercise price for options granted under the Plan is determined by the Board of Directors, and must not be less than the fair market value of the Common Shares on the date of grant as determined by the Board of Directors, less any discount permitted by law and by regulatory bodies having jurisdiction over Pivotal. In the case of U.S. residents and citizens, the Plan provides for the grant of both incentive stock options that may qualify under section 422 of the U.S. Internal Revenue Code and non-qualified stock options on terms determined by the Board of Directors, subject to statutory and other limitations in the Plan, including limitations on the exercise price, which for incentive options to comply with section 422 of the Code, may not be less than 100% of the fair market value of the Common Shares on the date of grant. Incentive options may be granted to Pivotal’s employees and those of Pivotal’s subsidiaries, while non-qualified options may be issued to non-employee directors, and independent contractors, as well as to employees.

The Plan is administered by the Board of Directors, which determines the individuals who receive options, the time period during which the options may be partially or fully exercised, the number of Common Shares issuable upon the exercise of each option and the option exercise price.

No option may be transferred by an optionee other than by the laws of succession, descent and distribution, and, during the lifetime of an optionee, the option is exercisable only by the optionee.

If an optionee’s employment or engagement is terminated other than by death or disability, no further instalments of options that have not vested as of the date of termination will become exercisable, and the optionee will be entitled to exercise vested options for a period of 30 days following termination. If an optionee is terminated for cause, any option or unexpired portion granted to the optionee terminates immediately. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for 12 months to the extent that the options had vested and were exercisable on the date of termination.

Each option vests and becomes exercisable at such times determined by the Board of Directors at the time of grant. Holders of options granted before June 1999 under the Plan cannot exercise these options more than five years from the date of grant, or an earlier date as may be fixed by the Board of Directors. In June 1999, Pivotal’s shareholders approved amendments to the Plan which became effective on August 5, 1999. These amendments, among other things: (a) permitted the grant of options with a duration of up to ten years; (b) extended the expiry date for the Plan from July 31, 2002 to July 31, 2006; (c) deleted the requirements for shareholders approval for future amendments to the Plan, other than as required by law; (d) allowed administration of the Plan by a committee of the Board of Directors; and (e) permitted the Plan administrator to authorize two of Pivotal’s officers acting together to make option grants to eligible individuals other than executive officers or directors within limits set by the Plan administrator.

The amendments also increased the number of Common Shares reserved for issuance pursuant to the Plan by: (a) 1,076,186 Common Shares (which, when combined with earlier increases, resulted in a maximum of 5,076,186 Common Shares being issuable under the Plan); plus (b) an automatic increase on the first day of each fiscal year beginning in 2001, equal to the lesser of 800,000 Common Shares or 4% of the average Common Shares outstanding as used to calculate fully diluted earnings per share as reported in Pivotal’s annual report to shareholders for the preceding year. Should the proposed changes be approved, the number of Common Shares reserved for issuance pursuant to the Plan will be (a) 8,376,186 Common Shares; plus (b) an automatic increase on the first day of each fiscal year equal to 4% of the average Common Shares outstanding as used to calculate fully diluted earnings per share as reported in Pivotal’s annual report to shareholders for the preceding year.

On September 21, 2000, the Board of Directors of the Company approved a further increase in the maximum number of Common Shares reserved for issuance under the Plan by 1,500,000 Common Shares, from 5,076,186 to 6,576,186, in order to ensure sufficient options are available to permit the Company to maintain its policy of granting options to employees to align their interests with those of the Company’s shareholders prior to the automatic increase which, as discussed above, occurred on July 1, 2001.

On September 12, 2001, the Board of Directors of the Company approved a further increase in the maximum number of Common Shares reserved for issuance under the Plan by 1,000,000 Common Shares, from 7,376,186 to 8,376,186 and deleted the restriction of the lesser of 800,000 Common shares in the automatic increase on the first day of each fiscal year in order to ensure sufficient options are available to permit the Company to maintain its policy of granting options to employees to align their interests with those of the Company’s shareholders prior to the automatic increase which, as discussed above, occurred July 1, 2002. This amendment to the Plan was approved by Pivotal’s shareholders at the last annual general meeting on November 15, 2001.

The usual period over which options become vested under the Plan is four years, with vesting as to 25% on the first anniversary of the date of grant and 12.5% at the end of each six month period thereafter, but the Plan administrator may provide for different vesting schedules in particular cases. The exercise price payable for Common Shares purchased under the Plan must be paid in cash or by certified cheque, or other consideration with equivalent value at the time of purchase as the Plan administrator may determine.

Any unexercised options that expire or that terminate upon an employee ceasing to be employed by Pivotal become available again for issuance under the Plan. The Plan as amended will terminate on July 31, 2006.

The following table provides information regarding stock option grants to our chief executive officer and our named executive officers during the fiscal year ended June 30, 2002. The potential realizable value of the options is calculated based on the assumption that the common shares appreciate at the annual rate shown, compounded annually, from the date of grant until the expiration of their term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future share price growth. Potential realizable values are computed by:

•	multiplying the number of common shares subject to a given option by the exercise price;

•	assuming that the aggregate share value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire term of the option; and

•	subtracting from that result the aggregate option exercise price.

	INDIVIDUAL GRANTS				POTENTIAL REALIZABLE VALUE(2) AT ASSUMED ANNUAL RATES OF SHARE PRICE APPRECIATION FOR OPTION TERM

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS	% OF TOTAL OPTIONS(1) GRANTED TO EMPLOYEES IN FISCAL YEAR	EXERCISE PRICE PER SHARE(2)	EXPIRATION DATE	5%	10%

Kent Roger (Bo) Manning	500,000	11.92%	$ 7.93	Aug. 27, 2011	$2,493,567	$6,319,189
	250,000	5.96%	$ 3.03	Nov. 1, 2011	$ 476,388	$1,207,260
	250,000	5.96%	$ 6.35	Feb. 1, 2012	$ 998,370	$2,530,066
Norman B. Francis	15,000	0.36%	$ 3.829	Nov.16, 2011	$ 36,120	$ 91,537
John O'Hara	50,000	1.19%	$ 10.25	Jul. 27, 2011	$ 322,308	$ 816,713
	75,000	1.79%	$ 3.91	Oct. 26, 2011	$ 184,423	$ 467,365
Robert Douglas	300,000	7.15%	$ 3.91	Oct. 26, 2011	$ 737,693	$1,869,460
Joseph Dworak	125,000	2.98%	$ 3.91	Oct. 26, 2011	$ 307,372	$ 778,942
James R. Warden	20,000	0.48%	$ 10.25	July 27, 2011	$ 128,923	$ 326,717
	50,000	1.19%	$ 3.91	Oct. 26, 2011	$ 122,949	$ 311,577
(1)	All stock options are for Common Shares of the Company.
(2)	All figures are in US dollars.

The following table summarizes all stock options exercised by Named Executive Officers during the financial year ended June 30, 2002.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table provides information regarding the exercise of options to purchase common shares by our Named Executive Officers during the fiscal year ended June 30, 2002. The value of unexercised in-the-money options is based on the closing price of our common shares on the Nasdaq National Market on July 2, 2002 of $3.75, minus the exercise price per share.

			NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FISCAL YEAR-END		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT FISCAL YEAR-END
NAME	SHARES ACQUIRED ON EXERCISE	VALUE REALIZED	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Kent Roger (Bo) Manning	0	0	199,700	800,300	$22,500	$157,500
Norman B. Francis	0	0	69,725	43,125	$ 0	$ 0

John O'Hara	0	0	9,375	115,625	$ 0	$ 0
Robert Douglas	0	0	50,000	250,000	$ 0	$ 0
Joseph Dworak	0	0	0	125,000	$ 0	$ 0
James Warden	0	0	18,000	78,750	$ 0	$ 0

(1)  All figures are in US dollars.

Remuneration of Directors

We do not currently pay cash compensation to directors for serving on our board of directors, but we do reimburse directors for out-of-pocket expenses for attending board and committee meetings. We do not provide additional compensation for committee participation or special assignments of the board of directors. Of our directors, Messrs. Francis, Wales, Jaech, Gordon, Lochhead and Gwin received stock options for their participation on our board of directors for the year ended June 30, 2002. Mr. Manning as Chief Executive Officer received options to purchase 500,000 common shares at a price of $7.93 per share, options to purchase 250,000 common shares at a price of $3.03 per share and options to purchase 250,000 common shares at a price of $6.35 per share. Messrs. Francis, Wales, Jaech and Gordon received options to purchase 15,000 common shares at a price of $3.829 per share. Mr. Lochhead received options to purchase 40,000 common shares at a price of $4.150 per share. Mr. Gwin received options to purchase 40,000 common shares at a price of $4.93 per share.

Report on Executive Compensation

The Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the compensation and benefits of all Pivotal's executive officers and establishes and reviews general policies relating to compensation and benefits of Pivotal's employees.

The Company's compensation policies and programs are designed to be competitive with similar customer relationship management companies in the e-commerce environment and to recognize and reward executive performance consistent with the success of the Company's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long range interests of the Company and its shareholders, overall financial and operating performance of the Company and the Committee's assessment of each executive's individual performance and contribution towards Annual General Meeting goals and objectives.

The total compensation plan for executive officers is comprised of four components: base salary, cash bonuses, stock options and an employee stock purchase plan. In establishing base salaries, the Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation. Cash bonuses are used to reward officers for meeting specific performance targets as mutually agreed upon on an annual basis. The third component of the compensation plan is the Incentive Stock Option Plan, which is intended to emphasize management's commitment to growth of the Company and the enhancement of shareholder value. The fourth component of the compensation plan is the employee stock purchase plan, which is used to encourage participants to remain in the employ of the Company and to have a strong commitment to, and a personal interest in, the success of the Company.

Performance Graph

The following graph compares the monthly percentage change in the Company's cumulative total shareholder return on its Common Shares with the cumulative total return of the NASDAQ National Market(1), for the period from July 1, 2001 to June 30, 2002.

[OBJECT OMITTED]

Note:  (1)
        The Company completed an initial public offering and its securities were listed on the NASDAQ National Market on August 5, 1999. The Company's securities were listed on the Toronto Stock Exchange on August 17, 2000.

INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

During the year ended June 30, 2001, Pivotal loaned U.S.$250,000 to Vincent Mifsud, the previous Chief Operating Officer, Chief Financial Officer and Executive Vice President of Pivotal. This loan was made while Mr. Mifsud was still an officer of Pivotal, was non-interest bearing and was secured by shares of a private company. During the year ended June 30, 2002, Mr. Mifsud left the employment of Pivotal and the shares being held as security were subsequently sold and the proceeds of the sale, which were U.S.$250,000, were paid to Pivotal as repayment in full of the loan balance.

During the year ended June 30, 2001, Pivotal loaned U.S.$79,360 to Andre J. Beaulieu, General Counsel and Assistant Secretary of Pivotal. This loan is non-interest bearing, unsecured and US$10,810 of the loan has been repaid. Pursuant to an agreement dated May 29, 2002, the outstanding balance of the loan will be repaid through future incentive bonuses payable to Mr. Beaulieu (amounts converted to $U.S. using an average conversion rate for the year ended June 30, 2002 of Cdn.$1.00 = U.S.$.64).

On October 1, 2001, Pivotal entered into a consulting agreement with Christopher Lochhead. Mr. Lochhead was appointed to Pivotal's Board of Directors on November 27, 2001. Pursuant to the consulting agreement, Pivotal agreed to pay Mr. Lochhead U.S.$12,000 per month in exchange for Mr. Lochhead providing a pre-determined number of monthly consulting hours. Mr. Lochhead may charge an additional fee if the pre-determined number of monthly consulting hours is exceeded. During the year ended June 30, 2002, Pivotal paid Mr. Lochhead a total of U.S.$210,623 pursuant to this agreement.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company had any interest in any material transaction involving the Company during the year ended June 30, 2001 or has any interest in any actual or proposed material transaction involving the Company in the current year.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or senior officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual General Meeting.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is a "foreign private issuer" under the Securities Exchange Act of 1934 (the "Act") and as such its insiders are not required to file reports under section 16(a) of the Act.

OTHER BUSINESS

At this time management knows of no other business proposed for the Annual General Meeting.

          DATED at Vancouver, British Columbia this 22nd day of October, 2002.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) ANDRE J. BEAULIEU General Counsel, Assistant Secretary

PIVOTAL CORPORATION
Suite 700 - 858 Beatty Street
Vancouver, BC V6B 1C1
PROXY
FOR THE 2002 ANNUAL GENERAL MEETING
NOVEMBER 26, 2002
THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY

The undersigned shareholder of Pivotal Corporation (the "Company") hereby appoints Kent Roger (Bo) Manning, or failing him, Andre J. Beaulieu, or failing either of them __________________ as the proxyholder for and on behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the Annual General Meeting (the "Annual General Meeting") of the shareholders of the Company to be held at The Fairmont Waterfront Hotel, 900 Canada Place Way, Vancouver, British Columbia, on Tuesday, November 26, 2002 at 2:30 p.m. and at any adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the Annual General Meeting or any adjournment thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Annual General Meeting and the matters that will be acted upon at the Annual General Meeting, reference is specifically made to the accompanying Notice of Annual General Meeting, and Management Information Circular and Form of Proxy, both dated October 22, 2002. The instructions to this proxy form part of this proxy.
The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1.  To elect the following persons as directors of the Company until the next annual general meeting:

INSTRUCTIONS:
1.  The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND EITHER OF KENT ROGER (BO) MANNING OR ANDRE J. BEAULIEU IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2.  YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

Kent Roger (Bo Manning) Norman B. Francis Keith R. Wales Jeremy A. Jaech Howard Gwin Steven M. Gordon Christopher Lochhead	FOR |_| FOR |_| FOR |_| FOR |_| FOR |_| FOR |_| FOR |_|	WITHHOLD |_| WITHHOLD |_| WITHHOLD |_| WITHHOLD |_| WITHHOLD |_| WITHHOLD |_| WITHHOLD |_|	3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE COMMON SHARES WITH RESPECT TO:

(a)  AMENDMENTS TO, OR VARIATIONS OF, MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL GENERAL MEETING; AND (b)  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING,

2.  To appoint Deloitte & Touche LLP, Chartered Accountants, as auditor of the Company until the next annual general meeting at a remuneration to be fixed by the directors of the Company.
             FOR |_|       WITHHOLD |_|

EXECUTED on the _____ day of __________________, 2002.

Signature of Shareholder (or          Number of Common Shares Held
Authorized Attorney or
Signatory on behalf of Shareholder)

Name of Shareholder (Please Print Clearly)

Address

City/Province	BUT ONLY IF MANAGEMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE ANNUAL GENERAL MEETING. No matters other than those stated in the attached Notice of Annual General Meeting are, at present, known to be considered at the Annual General Meeting but, if such matters should arise, proxies will be voted in accordance with the best judgment of the proxyholder.

4.  In order to be valid this proxy must be signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If common shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Company.

5. This proxy may not be used at the Annual General Meeting unless it is deposited at the office of CIBC Mellon Trust Company at Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, Attention: Ms. Leslie MacFarlane before 2:30 p.m. (Vancouver time) on Friday, November 22, 2002, or not less than 48 hours (excluding Saturdays and holidays) before any adjournment of the Annual General Meeting. The Chairman of the Annual General Meeting has the discretion to accept proxies received subsequently.